SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                             _______________

                                 FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 12 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): August 19, 1997

                              COMPUMED, INC.
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         Delaware              (0-14210)            95-2860434
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       (State or Other         (Commission          (IRS Employer
        Jurisdiction of         File Number)      Identification No.)
        Incorporation)

     1230 Rosecrans Avenue, Suite 1000
     Manhattan Beach, California                                 90266
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     (Address of principal executive offices)                 (Zip Code)

     Registrant's telephone number, including area code: (310) 643-5106


                                 N/A
     -------------------------------------------------------------------
        (Former name or Former Address, if Changed Since Last Report)

     Item 5.     OTHER EVENTS.

                 As of August 18, 1997, Rod Raynovich ceased to be the President and Chief Executive Officer of CompuMed, Inc. (the "Company"). The Board of Directors authorized James Linesch to serve as the acting President and Chief Executive Officer of the Company. Mr. Linesch shall also continue in his capacity as Chief Financial Officer and Secretary of the Company.


     Item 7.      EXHIBITS.

                  Exhibit No.      Description
                  -----------      -----------

                       1           Press Release, dated August 19, 1997.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPUMED, INC.



     Date:  August 20, 1997
                                       By: /s/ James Linesch
                                          ----------------------------
                                           Name:  James Linesch
                                           Title:  President

                               EXHIBIT INDEX


               Exhibit           Description
               -------           -----------

                  1              Press Release, dated August 19, 1997.